John Hancock Tax-Free Bond Fund

Supplement dated 5-12-2009 to the current prospectus

On May 5, 2009, at a special meeting, the shareholders of the fund approved the adoption of a “manager of managers” structure.

The following supplements the section of the fund’s prospectus entitled “Fund details — Who’s who — Investment adviser”:

The fund relies on an order from the SEC permitting the adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisers or the fees paid to a subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the adviser to appoint a subadviser that is an affiliate of the adviser or the fund (other than by reason of serving as a subadviser to a fund) or to change a subadvisory fee of an affiliated subadviser without the approval of the shareholders.